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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 13, 2000

                            METALLURG HOLDINGS, INC.
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                   333-60077                        23-2967577
---------------              ------------                 ----------------------
(State or Other              (Commission                      (IRS Employer
Jurisdiction of              File Number)                 Identification Number)
Incorporation)



                                  Building 400

                              435 Devon Park Drive

                            Wayne, Pennsylvania 19087
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                    (Address of Principal Executive Offices)




               Registrant's telephone number, including area code:
                                 (610) 293-0838














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ITEM 8.  CHANGE IN FISCAL YEAR.

         On November 13, 2000, Metallurg Holdings, Inc.'s Board of Directors approved a change in the company's fiscal year, from January 31 to December 31, to be effective beginning December 31, 2000. The report on Form 10-K covering the fiscal year ended December 31, 2000 (the transition period) will include the results of Metallurg Holdings, Inc. and Metallurg, Inc., both parent holding companies, for the eleven months ended December 31, 2000 and the results of Metallurg, Inc.'s operating subsidiaries for the twelve month period ended December 31, 2000, and will be filed in accordance with the Securities and Exchange Commission filing requirements.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 METALLURG HOLDINGS, INC.



Date: November 21, 2000          By:  /s/ Arthur R. Spector
                                      ---------------------------------
                                 Name:    Arthur R. Spector
                                 Title:   Executive Vice President &
                                          Chief Financial Officer